Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2016

LEGAL NAME	JURISDICTION OF INCORPORATION
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
California Emerson LLC	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
Computational Systems, Incorporated	Tennessee
Control Products, Inc.	Minnesota
Control Techniques Iberia S.A.	Spain
Daniel Industries, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
Hytork Controls, Inc.	Delaware
RPP, LLC	Massachusetts
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Private Limited	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Ltd.	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
Hytork Controls Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Ontario
Easy Heat Ltd.	Ontario

EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France
ATX S.A.	France
Easy Heat Europe SAS	France
Easy Heat, Inc.	Delaware
EGS Electrical Group Romania Srl	Romania
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
Emersub CV, Inc.	Delaware
GSEG LLC	Delaware
Electrical Reliability Services, Inc.	California
Emerson Climate Technologies, Inc.	Delaware
Emerson Climate Technologies Retail Solutions, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Private Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric do Brasil Ltda	Brazil
System Plast Ltda	Brazil
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco AB	Sweden
Asco Controls AG	Switzerland
Asco Controls B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
ASCO/JOUCOMATIC s.r.o.	Czech Republic
Asco Joucomatic ZA B.V.	Netherlands
Asco Numatics Sp. z o.o.	Poland
ASCO Controls, L.P.	Delaware
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
ASCO Numatics (India) Private Limited	India
ASCO Power Technologies, L.P.	Delaware
Avtron LoadBank Worldwide Co., Ltd.	United Kingdom
N.J. Froment & Co. Limited	United Kingdom
Emersub 17 LLC	Delaware
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware

ASCO Valve Manufacturing, LLC	Delaware
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
El-O-Matic GmbH	Germany
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies Srl	Italy
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
epro GmbH	Germany
RPP Europe GmbH	Germany
Emerson Process Management Ltda	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXIV, Inc.	Delaware
Emersub LXXXVI, Inc.	Delaware
EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Asco Numatics, S.A.	Spain
Joucomatic S.A.	Belgium
Avocent France SAS	France
Company Financiere de Chausey, S.A.	France
Emerson Network Power Energy Systems, SA	France
Francel SAS	France
Leroy-Somer Holding	France
Bertrand Polico SAS	France
Constructions Electriques de Beaucourt SAS	France
Emerson Industrial Automation Australia Pty Ltd	Australia
Emerson Industrial Automation Belgium NV	Belgium
Emerson Industrial Automation Denmark A/S	Denmark
Emerson Industrial Automation Iberia S.A.	Spain
Emerson Industrial Automation Italy SpA	Italy
Emerson Industrial Automation Sweden AB	Sweden
ESO SAS	France
ESO CENTRE EST Sarl	France
ESO Ile de France Sarl	France
ESO NORD EST Sarl	France
ESO NORMANDIE Sarl	France
ESO OUEST Sarl	France
ESO SUD EST Sarl	France
ESO SUD OUEST Sarl	France
Girard Transmissions SAS	France
IMI Elektromos Gepeket Gyarto Kft	Hungary
Leroy Somer Elektomekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy Somer Limited	United Kingdom

Leroy Somer Marbaise GmbH	Germany
Leroy-Somer B.V.	Netherlands
Leroy-Somer Reynosa Maquinaria y Herramienta, S. de R.L. de C.V.	Mexico
Leroy-Somer (South East Asia) Pte Ltd	Singapore
Leroy-Somer SA	Switzerland
Leroy-Somer Single Member Ltd.	Greece
M.L.S. Holice, spol. s r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International, Inc.	Delaware
Moteurs Leroy-Somer	France
Leroy Somer do Brasil Industria E Comercio Ltda	Brazil
Societe Anonyme de Mecanique et D’outillage du Vivarais SA	France
Ridgid France SAS	France
Marbaise Hanlo LS GmbH	Germany
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Emerson Industrial Automation USA Inc.	Delaware
Emerson Industrial Automation USA LLC	Delaware
Fincor Holding, LLC	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management del Peru, S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania Srl	Romania
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Asia Pacific Pte. Ltd.	Singapore
Emerson Process Management Chennai Private Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
E. Business Development, E.B.D.Com Ltd.	Israel
Eurotronics Sistemas de Seguridad S.A.	Spain
Fire & Safety Group.Com Ltd.	Israel
Novel Environmental Technologies Ltd.	Israel
Novel Extinguishing Agent Technology Ltd.	Israel
Greenex Ltd.	Israel
S.F.T. Group Ltd.	Israel
Spectrex, Inc.	Connecticut
Fire & Safety Group.Com, Inc.	New Jersey
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management Oy	Finland

Emerson Process Management, S.A. de C.V.	Mexico
Emerson Process Management, S.L.	Spain
Micro Motion, Inc.	Colorado
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Xomox Uruguaya S.A. en Liquidacion	Uruguay
Emerson Network Power Solutions, Inc.	Delaware
Emersub 15 LLC	Delaware
Liebert Corporation	Ohio
Alber Corp.	Florida
Atlas Asia Limited	Hong Kong
Emerson Network Power Software (Shenzhen) Co., Ltd.	China
Avocent Corporation	Delaware
Avocent Huntsville, LLC	Alabama
Avocent do Brasil Informatica Ltda	Brazil
Avocent Fremont, LLC	California
Avocent China Technology Limited	China
Avocent International Holdings Limited	Ireland
Avocent Belgium Limited BVBA/SPRL	Belgium
Avocent Asia Pacific Pte. Ltd.	Singapore
Avocent Australia Pty. Ltd.	Australia
Avocent (China) Limited	Hong Kong
Avocent Taiwan Co., Ltd.	Taiwan
Avocent International Limited	Ireland
Avocent Deutschland GmbH	Germany
Avocent Italia Srl	Italy
Avocent Japan KK	Japan
Avocent Netherlands B.V.	Netherlands
Avocent Spain S.L.	Spain
Avocent Sweden AB	Sweden
Avocent Redmond Corp.	Washington
Avocent Texas Corp.	Texas
Emerson Network Power Australia Pty. Ltd.	Australia
Atlas Air Australia Pty. Ltd.	Australia
Chloride Power Protection Pty. Ltd.	Australia
Emerson Network Power (Hong Kong) Limited	Hong Kong
Emerson Network Power (India) Private Limited	India
Emerson Network Power, Liebert Services, Inc.	Delaware
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn Bhd	Malaysia
Emerson Network Power (Taiwan) Co., Ltd.	Taiwan
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Liebert Field Services, Inc.	Delaware
Liebert North America, Inc.	Delaware
Liebert Property Holdings, L.L.C.	Delaware
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia Srl	Italy

Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emerson Arabia, Inc.	Delaware
Emerson Climate Technologies Arabia Limited Co.	Saudi Arabia
Emerson Process Management Arabia LLC	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico, S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Company (India) Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
IRAP Technologies Sdn Bhd	Malaysia
Roxar Sdn Bhd	Malaysia
PolyOil Limited	United Kingdom
Roxar do Brasil Ltda	Brazil
Roxar Flow Measurement AS	Norway
Roxar Maximum Reservoir Performance WLL	Bahrain
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Co.	Saudi Arabia
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Roxar Software Solutions AS	Norway
Roxar Vietnam Company Ltd.	Vietnam
A.P.M. Automation Solutions Ltd.	Israel
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Damcos Holding A/S	Denmark
Damcos A/S	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
Electrische Apparatenfabriek Capax B.V.	Netherlands
Emerson Electric Company Lanka (Private) Limited	Sri Lanka
Emerson LLC	Russia

Emerson Network Power DHC B.V.	Netherlands
Emerson Oradea S.R.L.	Romania
Emerson S.R.L.	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Process Management B.V.	Netherlands
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Fusite B.V.	Netherlands
System Plast International B.V.	Netherlands
Therm-O-Disc Europe B.V.	Netherlands
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Energy Systems, North America, Inc.	Delaware
Emerson Sice Srl	Italy
Asco Numatics Sirai Srl	Italy
Branson Ultrasuoni Srl	Italy
Dixell Srl	Italy
Emerson Climate Technologies Retail Solutions Europe S.R.L.	Italy
Emerson Process Management Srl	Italy
Emerson Process Management Virgo Valves Srl	Italy
Emerson Telecommunication Products, LLC	Delaware
JTP Industries, Inc.	Delaware
Northern Technologies, Inc.	Idaho
Emerson Ventures Inc.	Delaware
ecoVent Corp.	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub 16 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub CIV, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub Italia Srl	Italy
International Gas Distribution SA	Luxembourg
O.M.T. OFFICINA MECCANICA TARTARINI Srl	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Chloride Koexa S.A.	Argentina
Comercializadora ClosetMaid, S. de R.L. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric C.R. Srl	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Holdings (Switzerland) GmbH	Switzerland

ALCO CONTROLS, spol. s.r.o.	Czech Republic
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shanghai) Co., Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co., Ltd.	China
Emerson Climate Technologies - Solutions (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson Electric (Shenzhen) Co. Ltd.	China
Emerson Electric (Tongling) Co., Ltd.	China
Emerson Electric (Zhuhai) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Leroy Somer Electro-Technique (Fuzhou) Co., Ltd.	China
Parex Industries Limited	New Zealand
Hytork Controls, Inc.	Florida
Virgo Valves & Controls (ME) FZE	UAE
Virgo Valves and Controls Sdn Bhd	Malaysia
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Astec Advanced Power Sytems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z o.o.	Poland
Emerson Industrial Automation Poland Sp. z o.o.	Poland
Emerson Network Power Limited	Nigeria
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Network Power, S.A.	Spain
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Process Management NV	Belgium
Emerson Process Management Virgo Valves, Inc.	Delaware
Emerson Puerto Rico, Inc.	Puerto Rico

Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
ClosetMaid Reynosa S. de R.L. de C.V.	Mexico
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Limited	United Kingdom
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reed & Company Limited	United Kingdom
Control Techniques GmbH	Germany
SSB Group GmbH	Germany
SSB Management GmbH	Germany
SSB Wind Systems GmbH & Co. KG	Germany
SSB Wind Energy Technology (Qingdao) Co., Ltd.	China
SSB-Antriebstechnik-Verwaltungs-und Beteiligungsgesellschaft mbH	Germany
Control Techniques Worldwide BV	Netherlands
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques Endustriyel Kontrol Sistemerli Sanayi ve Ticaret AS	Turkey
Control Techniques India Private Limited	India
Control Techniques Elpro Automation Limited	India
DrivesShop Limited	United Kingdom
Emerson Industrial Automation Southern Africa (Pty) Ltd	South Africa
Emerson Industrial Automation UK Limited	United Kingdom
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Limited	United Kingdom
Bristol Babcock Limited	United Kingdom
Copeland Limited	United Kingdom
CSA Consulting Engineers Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Climate Technologies Retail Solutions UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Hungary Elektronikai Kft.	Hungary
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserv Limited	United Kingdom

Metallurgical Services Laboratories Limited	United Kingdom
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Gabon SARL	Gabon
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
ENPDOR2012A Limited	United Kingdom
Liebert Swindon Limited	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Groveley Detection Limited	United Kingdom
K Controls Limited	United Kingdom
METCO Services Limited	United Kingdom
Permasense Limited	United Kingdom
Permasense Americas, Inc.	United Kingdom
Permasense Asia Pacific Sdn Bhd	Malaysia
Roxar Limited	United Kingdom
Energy Scitech Ltd.	United Kingdom
Roxar Flow Measurement Limited	United Kingdom
TopWorx UK Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Limited	United Kingdom
Fisher Governor Company Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	Scotland
Cascade Technologies Limited	Scotland
Pactrol Controls Limited	United Kingdom
EMR Worldwide B.V.	Netherlands
Canada Great River LLC	Delaware
Great River Distribution LLC	British Columbia
Emerson Climate Technologies - Transportation Solutions ApS	Denmark
Emerson DHC B.V.	Netherlands
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Qatar S.S.C.	Qatar
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Emerson Industrial Automation Electric Power Generation Private Limited	India
Emerson Electric Canada Limited	Canada
Emerson Holding Sweden AB	Sweden

Emerson Sweden AB	Sweden
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
Rosemount Tank Radar Properties AB	Sweden
Emerson USD Finance Company Limited	United Kingdom
Net Safety Monitoring Inc.	Canada
Rutherfurd Acquisitions Limited	United Kingdom
Branson Ultrasonics a.s.	Slovakia
Emerson Climate Technologies (South Africa) (Pty) Ltd	South Africa
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Pvt. Ltd.	India
Virgo Valves & Controls Private Limited	India
Shanghai Virgo Valves Technology Consulting Co., Ltd.	China
Virgo Valves & Controls Korea Ltd.	Korea
Emerson Process Management S.A.	Greece
Fisher-Rosemount Peru S.A.C.	Peru
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran JSC	Russia
Metran-Export CJSC	Russia
Vintrol, Inc.	Delaware
Energy Solutions International Holdings, Inc.	Delaware
Energy Solutions International Sub, Inc.	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International, Inc.	Texas
Energy Solutions International SAS	Colombia
Energy Solutions International Ltd.	New Brunswick
Energy Solutions International Ltd.	United Kingdom
Energy Solutions International (India) Private Limited	India
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Emerson Process Management New Zealand Limited	New Zealand
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Emerson Process Management SAS	France

Emerson Process Management, Lda	Portugal
ENPESNA, Inc.	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan Ltd.	Japan
Fusite Land Company	Delaware
Fusite LLC	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
TopWorx RSA (Pty) Ltd	South Africa
Great River Holding Limited	United Kingdom
Comercializadora Emerson Network Power Chile Limitada	Chile
Emermex S.A. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emerson del Peru S.A.C.	Peru
Emerson d.o.o.	Croatia
Emerson Electric de Colombia S.A.S.	Colombia
Emerson Electronic Connector and Components, S.A. de C.V.	Mexico
Emerson Myanmar Limited	Myanmar
Emerson Network Power Pakistan (Private) Limited	Pakistan
Emerson Network Power (South Africa) (Pty) Ltd	South Africa
Emerson Network Power (Ghana) Limited	Ghana
Emerson Network Power (Vietnam) Co., Ltd.	Vietnam
Emerson Panama S. de R.L.	Panama
Emerson Technology Service (Shenzhen) Co., Ltd.	China
Great River Holding II Limited	England and Wales
Chloride Group Limited	United Kingdom
Advanced Design Electronics Limited	United Kingdom
Chloride Batteries Limited	United Kingdom
Chloride Nominees Limited	United Kingdom
Chloride Pension Trust Limited	United Kingdom
Chloride Power Protection Limited	Thailand
Chloride Quest Trustees Limited	United Kingdom
Chloride Supplies Limited	United Kingdom
CHLD Singapore Pte. Ltd.	Singapore
Chloride do Brasil Limitada	Brazil
Chloride Holdings Limited	United Kingdom
Chloride Power Protection China Ltd.	China
Chloride Secure Power Philippines Inc.	Philippines
CPE Chloride Power Electronics S.A.	Spain
Emerson Network Power, Limitada	Portugal
Emerson Network Power Guc Sistemleri Limited Sirketi	Turkey
Emerson Network Power Limited	Ireland
Masterguard do Brasil Limitada	Brazil
Chloride U.K. Limited	United Kingdom
Continuous Power International Limited	United Kingdom
Continuous Power Limited	United Kingdom
Emerson Network Power AB	Sweden
Emerson a.s.	Slovakia
Emerson Network Power (Bangladesh) Private Limited	Bangladesh
Emerson Network Power do Brasil Ltda	Brazil
Emerson Network Power Industrial Systems SAS	France

AST Electronique Services SAS	France
Emerson Network Power SAS	France
France Onduleurs Ondyne Sarl	France
Emerson Network Power (Jiangmen) Co., Ltd.	China
Emerson Network Power Limited	United Kingdom
Emergency Power Systems Limited	United Kingdom
Oneac Limited	United Kingdom
Exide Limited	United Kingdom
Fleetness 173 Limited	United Kingdom
Grand River S.R.L.	Romania
Great River Costa Rica, S.R.L.	Costa Rica
Great River DMCC	United Arab Emirates
Great River Holding S.R.L.	Italy
Emerson Network Power Holding Srl	Italy
Emerson Network Power Srl	Italy
Emerson Network Power Sp. z o.o.	Poland
Liebert Hiross Holding GmbH	Germany
Emerson Network Power GmbH	Germany
Emerson Network Power Kft	Hungary
Great River (Hong Kong) Holding Limited	Hong Kong
Liebert (Shanghai) Holding Co., Ltd.	China
Emerson Network Power Co., Ltd.	China
Emerson Network Power (Mianyang) Co., Ltd.	China
Emerson Network Power (Xi'an) Co., Ltd.	China
Great River Korea Limited	Korea
Masterpower Electronics Limited	Scotland
Ondyne (UK) Limited	United Kingdom
Stocksave Limited	United Kingdom
Vertu Security Limited	United Kingdom
Great River Finance Designated Activity Company	Ireland
ORTRUD Verwaltungsgesellschaft mbH	Germany
Knürr-Holding GmbH	Germany
Knürr GmbH	Germany
Knürr AG	Switzerland
Knürr Electronics GmbH	Germany
Knürr Electronics GmbH & Co. Grundbesitz OHG	Germany
Knürr-Ercotec GmbH & Grundstücksverwaltung KG	Germany
Knürr GmbH & Co. Grundbesitz OHG	Germany
Knürr Innovation GmbH	Germany
Knürr Ltd.	United Kingdom
Knürr Lommatec Mechanik für die Elektronik Beteiligungs und Verwaltungs GmbH	Germany
Knürr s.r.o.	Czech Republic
Knürr Technical Furniture GmbH	Germany
Knürr-Ercotec GmbH	Germany
Knürr International GmbH	Germany
Great River Holding LLC	Delaware
Great River Canada Holding Limited	England and Wales
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Intrinsic Safety Equipment of Texas, Inc.	Texas

Kato Engineering Inc.	Delaware
Locus Solutions, LLC	Wisconsin
Locus Traxx Worldwide Europe BVBA	Belgium
Management Resources Group, Inc.	Connecticut
MRG Solutions Canada Inc.	British Columbia
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
Numatics, Incorporated	Michigan
Asco Numatics (Taiwan) Co., Ltd.	Taiwan
PakSense, Inc.	Delaware
PakSense South America SpA	Chile
ProTeam, Inc.	Idaho
ProTeam (China) Limited	Hong Kong
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America Inc.	Texas
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware
U P Systems, Incorporated	Delaware
Vertiv Co.	Delaware